Supplement to Symetra True Variable Annuity® Prospectus
Supplement dated August 11, 2014
to Prospectus dated May 1, 2014, as supplemented

This supplement amends certain information contained in the above-referenced prospectus (“Prospectus”). Please read this supplement in conjunction with the Prospectus and keep it for future reference. Except as noted, capitalized terms in this supplement have the same meaning as those contained in the Prospectus.

DWS Funds Name Change

Effective on or about August 11, 2014, DWS Funds will become known as Deutsche Funds and the Portfolio listed below will be renamed as follows:

Old Fund Name	New Fund Name
DWS Alternative Asset Allocation VIP - Class A	Deutsche Alternative Asset Allocation VIP - Class A

Accordingly, all references to the above-referenced Old Fund Name in this prospectus are replaced with the New Fund Name.

MFS® Merger

Effective on or about August 11, 2014, the MFS® New Discovery Portfolio - Initial Class will merge into and become the MFS® New Discovery Series - Initial Class. Accordingly, all references to the MFS® New Discovery Portfolio - Initial Class in this prospectus are replaced with MFS® New Discovery Series - Initial Class. The Investment Objective and Investment Advisor will remain unchanged.